Exhibit 99.1

1 Annual Adjusted EBITDA* “all time high” ($,000) *Excludes stock-based compensation NOTE: 2005 - 2007 amounts were incorrectly shown during the Q4 2008 conference call and have subsequently been corrected per our 1/30/09 8-K.

2 2008 Highlights QUESTIONS? Revenue Gross Profit & Margin Contribution Profit & Margin EBITDA & Margin This graph has been corrected per our 1/30/09 8-K ($,000)